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                       THE ONE GROUP(R) INVESTMENT TRUST
                              Government Bond Fund
                             Asset Allocation Fund
                           Growth Opportunities Fund
                           Large Company Growth Fund

                        Supplement dated August 15, 1997
                                       to
                          Prospectus dated May 1, 1997

The One Group(R) Investment Trust Growth Opportunities Fund and Large Company Growth Fund will now be managed by a team of portfolio managers, research analysts, and other investment professionals. The research analysts will provide in-depth industry analysis and recommendations, while the portfolio managers formulate strategy and determine industry weighting, Fund holdings and cash positions.

                  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE